FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
The Company's operations include the acquisition and exploration of mineral properties in the State of Nevada. The Company examines the various financial risks to which it is exposed and assesses the impact and likelihood of occurrence. These risks may include credit risk, liquidity risk, currency risk, interest rate risk and other risks. Where material, these risks are reviewed and monitored by the Board of Directors.
Credit risk
Counterparty credit risk is the risk that the financial benefits of contracts with a specific counterparty will be lost if a counterparty defaults on its obligations under the contract. This includes any cash amounts owed to the Company by those counterparties, less any amounts owed to the counterparty by the Company where a legal right of offset exists and also includes the fair values of contracts with individual counterparties which are recorded in the Financial Statements.

(i)Trade credit risk

The Company closely monitors its financial assets and does not have any significant concentration of trade credit risk. The Company sells its products exclusively to large international financial institutions and other organizations with strong credit ratings. The historical level of customer defaults is negligible and, as a result, the credit risk associated with trade receivables is considered to be negligible. The trade receivable balance outstanding was $4.2 million at December 31, 2023 (nil at December 31, 2022)

(ii)Cash

In order to manage credit and liquidity risk the Company invests only in highly rated investment grade instruments that have maturities of 90 days or less and which are liquid after 30 days or less into a known amount of cash. Limits are also established based on the type of investment, the counterparty and the credit rating. The credit risk on cash and cash equivalents is therefore negligible.
Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure.

The following table summarizes the Company's contractual maturities and the timing of cash flows as at December 31, 2023. The amounts presented are based on the undiscounted contractual cash flows and may not agree with the carrying amounts on the Financial Statements.

	Within 1 year	1-2 years	2-3 years	Thereafter	Total
Accounts payable and accrued liabilities	$27,182	$—	$—	$—	$27,182
Convertible Loans	—	58,200	—	—	58,200
Convertible Debentures	—	—	—	65,000	65,000
Gold Prepay Agreement	26,550	22,856	9,743	—	59,149
Silver Purchase Agreement	17,127	2,191	—	—	19,318
Reclamation and closure obligations	530	512	1,036	94,376	96,454
Total	$71,389	$83,759	$10,779	$159,376	$325,303
Market risk
(i)Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As the Company holds excess cash in interest bearing bank accounts rather than investments, the interest rate risk is minimal.

(ii)Currency risk

Currency risk is the risk that the value of financial instruments will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Company’s functional currency. The Company’s management monitors the exchange rate fluctuations on a continuous basis and acts accordingly.
Fair valueDefinitions
IFRS 13 establishes a fair value hierarchy that prioritizes the input to valuation techniques used to measure fair value as follows:
Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and

Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).
Valuation techniques used to determine fair values
The Company calculates fair values based on the following methods of valuation and assumptions:

a.Financial assets

Financial assets other than the Company's investment described below are carried at amortized cost. The fair value of cash and cash equivalents and receivables approximate their carrying value due to their short-term nature.

The Company's investment as further described in Note 7 (i) of the Financial Statements was classified within level 2 of the fair value hierarchy and was fair valued using the common share price from the most recent subscription agreement, however during the second quarter of 2022, the investment listed on the TSX and therefore a quoted market price for this investment became available and was classified within level 1 of the fair value hierarchy.

b.Financial liabilities

Financial liabilities not classified as fair value through profit or loss are carried at amortized cost. Accounts payable and accrued liabilities approximate their carrying value due to their short term nature.

Share-based payment and warrant liabilities

The share-based payment and warrant liabilities are classified within level 2 of the fair value hierarchy and are fair valued using a valuation model that incorporates such factors as the Company’s share price volatility, risk free rates and expiry dates including managements assumptions on forfeiture rates.

Deferred consideration

Deferred consideration related to Ruby Hill was recognized at fair value on acquisition and in the comparative period prior to settlement by the Company during the third quarter of 2023, as further described in Note 12 (iv) of the Consolidated Financial Statements. This liability was classified within level 3 of the fair value hierarchy as it involved management's best estimate of whether or not the key activities as described in Note 12 (iv) of these Financial Statements required for each milestone payment would be achieved. Management assumed that all milestones would be achieved and the early repayment option would be taken. The fair value of the deferred consideration in the comparative period was the $47 million discounted at 7.5%.
Convertible Loans

The Convertible Loans contain conversion and change of control rights that are separately measured at FVTPL each reporting period (level 3). In determining the fair value at each reporting period, management judgement is required in respect to input variables of the financial model used for estimation purposes. These variables include such inputs as managements estimate of the probability and date of a change of control event, the Company's share price, share price variability, credit spreads, and interest rates. The forced conversion rights were measured at fair value on inception but do not get revalued subsequently.

A&R Gold Prepay Agreement

The A&R Gold Prepay Agreement is recognized as a financial liability at amortized cost and it contains an embedded derivative in relation to the embedded gold price within the agreement that is measured at FVTPL each reporting period (level 3). In determining the fair value of the embedded derivative at each reporting period, management judgement is required in respect to input variables of the financial model used for estimation purposes. These variables include such inputs as metal prices, metal price volatility, and risk free borrowing rates.

As further described in Note 5 and Note 10 (iv) of these Financial Statements the Company entered into an A&R Gold Prepay Agreement with Orion during the third quarter of 2023. Management followed the guidance within IFRS 9 - Financial Instruments and determined that the modification to the agreement was nonsubstantial and accordingly, the Company accounted for the modification as an adjustment to the existing liability. In performing this assessment management used a discounted cash flow analysis incorporating key inputs such as expected metal prices, metal price volatility and risk free borrowing rates.

Silver Purchase Agreement

The Silver Purchase Agreement is recognized as a financial liability at amortized cost and it contains two embedded derivatives; one in relation to the embedded silver price within the agreement and the other in relation to the gold substitution option whereby i-80 Gold can choose to deliver gold instead of silver at a ratio of 75:1, both are measured at FVTPL each reporting period (level 3). On initial recognition and at December 31, 2023, the gold substitution option did not have any value. In determining the fair value of the embedded derivatives at each reporting period, management judgement is required in respect to input variables of the financial model used for estimation purposes. These variables include such inputs as metal prices, metal price volatility, risk free borrowing rates and the Company's production profile.

Convertible Debentures

The Convertible Debentures were assessed for derivatives within the agreement and a number of instruments were identified that had to be separated from the host contract and valued on a standalone basis. These instruments were valued using a LongstaffSchwartx MonteCarlo simulation, assuming they follow correlated Geometric Brownian Motion and modeling the payoffs of each financial instrument in the Convertible Debentures. The derivatives (including embedded) were fair valued with the residual balance being allocated to the host contracts.

The Convertible Debentures contain forced conversion and change of control options that are separately measured at FVTPL each reporting period (level 3) whilst the host contract is measured at amortized cost. In determining the fair value at each reporting period, management judgement is required in respect to input variables of the financial model used for estimation purposes. These variables include such inputs as managements estimate of the probability and date of a change of control event, the Company's share price, share price variability, credit spreads, and interest rates
Fair value measurements using significant unobservable inputs (level 3)
The following tables present the changes in level 3 items for the periods ended December 31, 2023 and December 31, 2022:

	Convertible Loans		Convertible Debentures
	Orion conversion and change of control rights	Sprott conversion and change of control rights	Change of control option	Forced conversion option
Balance as at January 1, 2022	$(18,534)	$(3,895)	$—	$—
Fair value adjustments	(8,495)	(1,404)	—	—
Balance as at December 31, 2022	$(27,029)	$(5,299)	$—	$—
Initial recognition	—	—	(1,409)	875
Fair value adjustments	18,001	3,840	1,409	(509)
Balance as at December 31, 2023	$(9,028)	$(1,459)	$—	$366

	Silver Purchase Agreement - silver price derivative	Gold Prepay Agreement - gold price derivative	Deferred consideration	A&R Offtake gold lookback option
Balance as at January 1, 2022	$—	$—	$(42,543)	$(730)
Fair value adjustments	1,898	2,916	(3,262)	—
Balance as at December 31, 2022	$1,898	$2,916	$(45,805)	$(730)
Principal repayment	—	—	47,000	—
Fair value adjustments	—	(4,592)	(1,195)	93
Balance as at December 31, 2023	$1,898	$(1,676)	$—	$(637)
Valuation inputs and relationships to fair value
The following table summarizes the quantitative information about the significant unobservable inputs used in level 3 fair value measurements:

Balance as at December 31, 2023	Unobservable input	Fair Value	Change in Fair Value
Assumption:			-10%	10%
Silver Purchase Agreement - silver price derivative	Change in forecast silver price	1,898	2,575	(2,575)
A&R Gold Prepay Agreement - gold price derivative	Change in forecast gold price	(1,676)	5,118	(5,118)